                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of June 28, 2001, between HCA - The Healthcare Company, a Delaware corporation (the "Seller"), and Canadian Investments LLC, a Delaware limited liability company (the "Purchaser").

         WHEREAS. the Seller and the Purchaser have entered into a transaction referred to in a Confirmation first dated June 7, 2001 and amended on June 28, 2001, which as of the date of this Agreement supplements and forms part of an Amended and Restated Master Agreement dated as of June 28, 2001 (that Amended and Restated Master Agreement, including the Schedule thereto, as so supplemented and as further updated or amended and supplemented from time to time, hereinafter referred to as the "Master Agreement") and may enter into additional transactions thereunder (collectively, the "Transactions"), in connection with which the Purchaser will acquire shares of the Seller's voting common stock, $.01 par value per share, issued by HCA - The Healthcare Company (the "Stock"); and

         WHEREAS, shares of Stock so acquired by the Purchaser in connection with the Transactions, may under some circumstances be deemed to be "restricted securities" within the meaning of subparagraph (a)(3) of Rule 144 issued by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or may otherwise be subject to the resale limitations of Rule 144; and

         WHEREAS, the parties are entering into this Agreement to provide the Purchaser with the ability to sell any shares of Stock acquired by the Purchaser in connection with the Transactions, that may be deemed "restricted securities" or otherwise subject to the resale limitations of Rule 144, on a registration statement of the Company covering the resale of such shares if the sale is to occur in connection with cash settlement of the Purchaser's obligation under the Transactions (any such sale, a "Settlement Sale");

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. CERTAIN AGREEMENTS OF THE SELLER REGARDING THE REGISTRATION OF THE SHARES OF STOCK UNDER THE SECURITIES ACT AND THE ISSUANCE OF SUCH SHARES

            (a) In order to permit the Purchaser to resell any shares of Stock that it may acquire in connection with the Transactions in a Settlement Sale that may have a prospectus delivery requirement, the Seller agrees that as soon as practically possible, but no later than 35 days after the date hereof, it will either (i) prepare and file with the Commission a registration statement on Form S-3 under the Securities Act with respect to a number of shares of Stock not less than the aggregate number of Shares subject to the

Transactions (the "Registered Number of Shares"), or (ii) effect a post-effective amendment to a registration statement on Form S-3 (either such registration statement, as it may be amended from time to time, is hereinafter referred to as the "Registration Statement"). The Registration Statement shall permit the secondary resale thereunder by the Purchaser of up to the Registered Number of Shares of the Stock on a delayed or continuous basis in accordance with Rule 415 under the Securities Act, or any successor rule that may be promulgated by the Commission under the Securities Act, as they each may, from time to time, be in effect. If the Registration Statement includes securities other than the Stock that may be sold by the Purchaser, then Seller shall reserve on such Registration Statement sufficient availability for the Purchaser, at all times during the term of this Agreement, to sell up to an aggregate of the Registered Number of Shares of Stock.

            (b) In connection with the Registration Statement and the registration of the resale of the shares of Stock under the Securities Act, the Seller agrees that it will:

                    (i) (a) use all commercially reasonable efforts to cause the Registration Statement to be effective as soon as practically possible, and (b) in any event cause the Registration Statement to be effective no later than 180 days after the date of filing of such Registration Statement;

                    (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus contained therein (such prospectus, as it may be amended or supplemented from time to time, is hereinafter referred to as the "Prospectus") as may be necessary, in the opinion of the Seller and its counsel, to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the shares of Stock by the Purchaser until such time as all shares of the Stock have either (A) been delivered to the Seller in settlement of the Transactions or (B) been disposed of by the Purchaser in accordance with the methods of disposition utilized by the Purchaser consistent with its obligation under the Transactions and the Securities Act and other applicable securities laws and regulations; provided, however, to the extent that any such amendment or supplement to the Registration Statement or the Prospectus relates specifically to the Purchaser or its disposition of shares of Stock, the Seller will, within a reasonable time prior to the filing of the amendment or supplement, provide copies of such document to the Purchaser and not file any such document in a form to which the Purchaser shall reasonably object;

                    (iii) promptly furnish to the Purchaser such number of copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the shares of Stock as contemplated in the Transactions;

                    (iv) use its best efforts to register or qualify the shares of Stock covered by the Registration Statement under such other applicable securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Purchaser shall reasonably request, except that the Seller shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any jurisdiction;

                    (v) notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in clause (ii) above of the happening of any event as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, at the request of the Purchaser, prepare and furnish to the Purchaser a reasonable number of copies of a supplement to or an amendment of the Prospectus as may be necessary so that, as thereafter delivered to the purchasers of shares of Stock, the Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Seller shall be entitled to postpone the filing of any such amendment or supplement by written notice to the Purchaser if either (i) the Seller shall have determined in good faith that such disclosure is not in the best interest of the Seller and its stockholders because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability of any required financial statements, or any other event or condition of similar significance to the Seller, or (ii) the Seller is proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events; provided further, that in no event shall the Seller be entitled to postpone the filing of any such amendment or supplement for a period greater than 45 consecutive business days without the consent of Purchaser, which shall not be unreasonably withheld;

                    (vi) if requested by the Purchaser, enter into an underwriting agreement with an Underwriter (as that term is defined in Section 10 below) or Underwriters, as the case may be, providing for the sale of the shares of Stock in an Underwritten Offering (as that term is defined in Section 10 below) and/or enter into a sales agency agreement providing for, among other things, the appointment by the Purchaser of a nationally recognized investment banking firm reasonably satisfactory to the Seller to act as sales agent on behalf of the Purchaser, each of which agreements shall be customary in form, substance and scope and shall contain customary representations, warranties, covenants and indemnities and require customary opinions of counsel and accountants' "cold comfort" letters and certificates; and use its best efforts to obtain any such opinions of counsel and accountants' "cold comfort" letters referred to in such underwriting agreement or sales agency agreement, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the shares of Stock as contemplated by such agreements;

                    (vii) enter into, and use its best efforts to cause its affiliates to enter into, customary lock-up arrangements (not to exceed 90 days) with Underwriters of an Underwritten Offering; provided however, that such arrangements shall not extend (i) to the issuance to management of the Seller or any affiliate of securities convertible into shares of Stock, or (ii) to the issuance or distribution of shares of Stock to holders of convertible securities upon conversion;

                    (viii) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of
                    Section 11(a) of the Securities Act (including, at the option of the Seller, Rule 158 issued by the Commission thereunder);

                    (ix) provide to the Purchaser and any Underwriter (and any of their respective representatives) reasonable access to appropriate officers and employees of the Seller, the Seller's attorneys and its independent public accountants to answer questions and to supply information reasonably requested by the Purchaser and such Underwriter in connection with the Registration Statement and the Prospectus as they shall reasonably determine to be necessary to enable them to conduct a reasonable investigation of the Seller within the meaning of the Securities Act, subject to execution of customary confidentiality agreements; and

                    (x) cause the shares of Stock to be listed on any securities exchange or quotation system, if any, on which the Seller's common stock shall then be listed, subject to official notice of issuance, which notice shall be given by the Seller upon issuance.

            (c) The Seller agrees that it will not, prior to the complete termination of the Transactions, take, or refrain from taking, any action that would have the effect of preventing or disabling (i) the Purchaser from delivering to the Seller the shares of Stock in physical settlement of all or any part or (ii) the Purchaser or the Seller from otherwise performing any of its respective obligations under this Agreement or the Master Agreement (including the Transactions).

            (d) The Purchaser acknowledges that agreements and representations and warranties of the Seller in this Agreement shall in no way be interpreted to require the Seller to take any additional action to facilitate a Settlement Sale so long as the Purchaser is entitled or required under the Transactions to settle its obligations thereunder through delivery of the Stock to the Seller in any case in which the Seller fails to take any such action.

         2. CERTAIN AGREEMENTS OF THE PURCHASER IN CONNECTION WITH THE REGISTRATION OF THE SHARES OF STOCK UNDER THE SECURITIES ACT

         In connection with the Registration Statement and the registration of the resale of the shares of Stock under the Securities Act, the Purchaser agrees that:

            (a) it will furnish the Seller with such information regarding the Purchaser and the distribution of the shares of Stock as the Seller may from time to time reasonably request in writing and as shall be required by law; and

            (b) upon receipt of any notification of the type described in
Section 1(b)(v) above, and until a supplemented or amended Prospectus is available as provided in Section 1(b)(v) above, the Purchaser will not offer or sell any shares of Stock and shall return all copies of earlier versions of the Prospectus to the Seller if requested to do so by the Seller, and the Purchaser in all cases will only sell the Stock as contemplated in the Transactions.

         3. REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller represents and warrants to the Purchaser that:

            (a) as of the date hereof and as of each Share Sale Date, the Seller is duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted;

            (b) as of the date hereof, this Agreement has been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery thereof by the Purchaser, constitutes a valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its terms, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) that the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws;

            (c) as of the date hereof, the sale of shares of Stock by the Purchaser and the compliance by the Seller with all the provisions of this Agreement as of the date hereof will not, and, as of each Share Sale Date, such sale and compliance does not, breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller or any of its subsidiaries is a party or by which the Seller or any of its subsidiaries is bound or to which any of the property or assets of the Seller or any of its subsidiaries is subject, nor, as of the date hereof, will, and, as of each Share Sale Date, does, such action violate the Certificate of Incorporation or Bylaws of the Seller or any statute or any rule or regulation that has been issued pursuant to any statute or any order known to the Seller issued by any court or governmental agency or body or court having jurisdiction over the Seller or any of its subsidiaries or any of their properties;

            (d) as of each Share Sale Date, the shares of Stock are included in the securities that are the subject of the Registration Statement; and, as of each Share Sale Date following the date the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the Seller's knowledge, as of each Share Sale Date, no such proceeding is pending or threatened by the Commission;

            (e) the Registration Statement, when effective, and the Prospectus, and any further amendments or supplements thereto, will, and, as of each Share Sale Date, such Registration Statement, Prospectus and amendments or supplements do, comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); and, as of each Share Sale Date, the documents incorporated by reference in the Prospectus, when they are filed with the Commission, will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder;

            (f) as of each Share Sale Date, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which will not have been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations; and

            (g) as of each Share Sale Date, the Registration Statement and the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Seller, as of the date hereof and as of each Share Sale Date, that:

            (a) this Agreement has been duly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery thereof by the Seller, constitutes a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except
(A) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) that the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws;

            (b) it is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D issued by the Commission under the Securities Act and is acquiring Stock for investment for its own account in connection with the Transactions and not with a view to, or for resale, or other disposition thereof; and it will not offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of such Stock (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of such Stock) except in compliance with the Securities Act, the Rules and Regulations, and this Agreement and the Transactions.

         5. OPINION OF COUNSEL FOR THE SELLER; COMFORT LETTER

         On each Share Sale Date, the Purchaser shall receive from counsel for the Seller (which counsel may be in-house counsel to the Seller) an opinion, dated such date, as to the matters set forth in the Annex attached hereto, and such opinion shall be satisfactory in form and substance to the Purchaser.

         On each Share Sale Date, the Seller shall use reasonable commercial efforts to obtain, on behalf of the Purchaser, a "cold comfort" letter from the independent certified public accountants of the Seller (and any other independent certified public accountants of any subsidiaries for which financial statements are included in the Registration Statement), addressed to the Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings.

         6. INDEMNIFICATION

            (a) In connection with the registration of the shares of Stock under the Securities Act, the Seller will indemnify and hold harmless the Purchaser and its directors and officers and each Underwriter of the shares of Stock and each other person, if any, who controls the Purchaser or such Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser or such director or officer or Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and the Seller will reimburse the Purchaser, each such director and officer, each such Underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Seller by the Purchaser or such officer or director, Underwriter or controlling person specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect irrespective of any investigation by any person indemnified above.

            (b) In connection with the registration of the shares of Stock under the Securities Act, the Purchaser will indemnify and hold harmless the Seller and each person, if any, who controls the Seller within the meaning of the Securities Act, each officer of the Seller who has signed the Registration Statement, each director of the Seller and each Underwriter from any and all losses, claims, damages or liabilities, joint or several, to which the Seller or such officer or director or Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller and each such officer, director, Underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Purchaser, as such, furnished in writing to the Seller by the Purchaser specifically for use in the Registration Statement or the Prospectus; and provided further, that the aggregate obligation of the Purchaser to indemnify the Seller and each such officer, director, Underwriter and controlling person shall be limited to the proceeds received by the Purchaser from the sale of shares of Stock pursuant to the Registration Statement.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party, and shall assume the payment of all expenses in connection with such defense. The indemnified party or any controlling person of such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party or such controlling person unless (i) the indemnifying party shall have agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense for such action or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party or such controlling person and the indemnifying party, and such indemnified party or such controlling person shall have been advised in writing by counsel that counsel employed by the indemnifying party would, under applicable professional standards, have a conflict in representing both the indemnifying party and the indemnified party or such controlling person (in which case, if such indemnified person or such controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party or such controlling person); it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties and controlling persons thereof, which firm shall be designated, if the Purchaser is the indemnified party, by the Purchaser, if an Underwriter is the indemnified party, by the Underwriter, and if the Seller is the indemnified party, by the Seller. No party shall be liable for any settlement of any such action or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party and such controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under the first or second paragraph hereof in respect of any losses, claims, damages or liabilities referred to therein (other than by reason of such indemnified party's failure to comply with the first sentence of paragraph (c) of this Section 6), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Seller on the one hand and of the Purchaser or any other person named in this Section 6 as a possible indemnifying or indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Seller on the one hand and of the Purchaser or any such other person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Purchaser or such other person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party or any such person as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party or person in connection with investigating or defending any action or claim. The Purchaser agrees that only an Underwriter that agrees to the terms of this
Section 6 shall be entitled to its benefits.

            (e) Each of the Seller and the Purchaser agrees (and the Purchaser shall use its best efforts to cause each Underwriter to agree) that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to in Section 6(d). Notwithstanding the provisions of this Section 6, the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock is offered to the public exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. EXPENSES

         The Seller will pay all expenses incurred by the Seller in complying with Section 1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Seller, fees of the National Association of Securities Dealers, Inc., listing fees, transfer taxes, fees of transfer agents and registrars, and costs of insurance, but excluding any selling commissions applicable to the sale of shares of Stock. The Purchaser and the Seller agree that they will exercise their reasonable best efforts to eliminate the requirement to pay any stock transfer taxes.

         8. PERSONS ENTITLED TO BENEFIT OF AGREEMENT

         This Agreement shall inure to the benefit of and be binding upon the Seller, the Purchaser and their respective successors and assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a)(i) the representations, warranties, indemnities and agreements of the Seller contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Purchaser within the meaning of Section 15 of the Securities Act and (ii) the indemnities provided by the Purchaser in this Agreement shall be for the benefit of the persons set forth in such indemnities and (b)(i) the representations, warranties, indemnities and agreements of the Purchaser contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Seller within the meaning of Section 15 of the Securities Act and (ii) the indemnities provided by the Purchaser in this Agreement shall be for the benefit of the persons set forth in such indemnities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 8, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         9. NOTICES

         All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

                  (a)      if to the Seller, to it at:

                           HCA - The Healthcare Company
                           One Park Plaza
                           Nashville, Tennessee  37203
                           Attention: David Anderson
                           Telecopy: (615) 344-2015

                  (b)      if to the Purchaser, to it at:

                           Canadian Investments LLC
                           c/o Toronto Dominion (New York), Inc.
                           909 Fannin Street
                           Suite 1700
                           Houston, TX  77010
                           Attention: Nancy Haraf, Chief Financial Officer
                           Telecopy: (713) 951-9921

                           with a copy sent to:

                           TD Securities (USA) Inc.
                           31 West 52nd Street
                           New York, NY  10019
                           Attention: P. Joseph Hegener, Jr.
                           Facsimile: 212-974-6378

or at such other address as any party shall have specified by notice in writing to the others. Failure to provide copies shall not affect the validity of the notice given to the primary recipient.

         10. CERTAIN DEFINITIONS

         Terms defined in the Master Agreement have the same meanings when used in this Agreement. For purposes of this Agreement:

                  (a) the term "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading;

            (b) the term "Share Sale Date" means each date Purchaser sells or causes to be sold Stock, either for the benefit of Seller or Purchaser, pursuant to the Master Agreement;

            (c) the term "Underwriter" means any person who participates in the distribution of shares of Stock within the meaning of Section 2(11) of the Securities Act; and

            (d) the term "Underwritten Offering" means a sale of shares of Stock by the Purchaser to an Underwriter for reoffering to the public.

            (e) the term "Purchaser" shall include Canadian Investments LLC and all affiliates thereof.

         11. ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written between the parties hereto with respect to the subject matter hereof.

         12. SUCCESSORS AND ASSIGNS

         All covenants and agreements and representations and warranties in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The term "Stock" as used in this Agreement includes the common stock of any successor of the Seller.

         13. AMENDMENT; WAIVER

         No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of the parties hereto.

         14. SECTION HEADINGS

         The section headings contained in this Agreement are for reference purposes only and shall not effect the meanings or interpretation of this Agreement.

         15. COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         16. APPLICABLE LAW

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          HCA - The Healthcare Company

                                          By:  /s/ James T. Glasscock
                                               ---------------------------------
                                          Title: V.P., Investments



                                          Canadian Investments LLC

                                          By:  /s/ Alvin Shrago
                                               ---------------------------------
                                          Title: Attorney-in-Fact

                                                                           ANNEX

                      FORM OF OPINION OF COUNSEL OF SELLER

Re:      HCA - The Healthcare Company Registration Rights Agreement

Gentlemen:

                  I am employed as a Vice President-Legal of HCA--The Healthcare Company, a Delaware corporation ("HCA"), and in that capacity have acted as counsel to HCA with respect to the Registration Rights Agreement dated as of June 28, 2001 (the "Registration Rights Agreement"), between HCA and Canadian Investments LLC ("Purchaser").

                  This opinion is delivered to you pursuant to Section 5 of the Registration Rights Agreement. Terms used herein with their initial letters capitalized shall have the same meanings as in the Registration Rights Agreement, unless otherwise specified herein or otherwise defined herein.

                  In connection with the transactions contemplated under the Registration Rights Agreement, I have examined originals or copies of the Amended and Restated Master Agreement between HCA and the Purchaser, including the Schedule and the Confirmation relating thereto (the "Master Agreement") and the Registration Rights Agreement. Additionally, I have examined the Restated Certificate of Incorporation, as amended and Bylaws, as amended, of HCA; together with originals or copies of such other documents as I have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. [Additional assumptions and statements as to materials on which reliance is placed will depend on circumstances at appropriate time.]

                  With your permission, I have assumed (i) the genuineness of all signatures on all documents reviewed by me (other than the signatures of officers of HCA), (ii) the authenticity, accuracy and completeness of all documents submitted to me as originals, and (iii) the conformity to original documents of all such documents submitted to me as photocopies or certified copies. As to various questions of fact material to my opinions, I have relied upon representations made in the Registration Rights Agreement and the Master Agreement, and upon representations of various officers and employees of HCA and in certificates of various public officials.

                  Based and relying upon the foregoing and upon such other information and documents furnished to me as I believe necessary to enable me to render the following opinions, and subject to the comments and exceptions hereinafter related, I am of the opinions that:

                  1. HCA is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and authority necessary to own and lease its properties and conduct the business in which it is engaged.

                  2. HCA has the corporate power and authority to execute, deliver and perform the Registration Rights Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of the Registration Rights Agreement.

                  3. The Registration Rights Agreement has been duly executed and delivered by HCA and, assuming due authorization, execution and delivery thereof by the Purchaser, constitutes a valid and legally binding obligation of HCA enforceable against HCA in accordance with its terms.

                  4. To my knowledge, the execution, delivery and performance of the Registration Rights Agreement by HCA, and the consummation of each of the transactions contemplated thereby, will not conflict with the terms of, or constitute a default under, any agreement, indenture or instrument known to me, or result in a violation of the corporate certificate or by-laws of HCA (as in effect on the date hereof) or any order, rule or regulation (also as in effect on the date hereof) of any court or governmental agency having jurisdiction over HCA, or its properties, except for defaults and violations which would not, in the aggregate, have a material adverse effect on the business or assets or on the condition, financial or otherwise, of HCA and its subsidiaries on a consolidated basis; and, other than those which have been obtained, no consent, authorization or order of, or filing of registration with, any court or governmental agency is required for the execution, delivery or performance by HCA of the Registration Rights Agreement.

                  5. The shares of Stock are included in the securities that are the subject of the Registration Statement; the Registration Statement was declared effective by the Commission on _______________; and, to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                  6. The Registration Statement, as of its effective date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates (other than the financial statements and other financial data contained therein, as to which I express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which I express no opinion), when they were filed with the Commission, complied as to form in all material respects with requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  7. To my knowledge, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                  The opinions set forth above are subject to the following qualifications and limitations:

                  (a) The enforceability of the Registration Rights Agreement is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity.

                  (b) I express no opinion as to any provision of the Registration Rights Agreement providing for the payment of attorneys' fees.

                  (c) I express no opinion as to any provision of the Registration Rights Agreement purporting to relieve the Purchaser of the exercise of reasonable diligence.

                  (d) I express no opinion (i) as to, and assume compliance with, any applicable state securities laws, (ii) with respect to the enforceability of the indemnity or contribution provisions under the Registration Rights Agreement insofar as rights thereto may be limited by applicable law, or (iii) with respect to the enforceability of any provision of the Registration Rights Agreement pursuant to which any party is indemnified against a liability arising under applicable securities laws.

                  In addition, I have participated in conferences with representatives of the HCA at which the contents of the Registration Statement and related matters were discussed and, although I have not undertaken to determine independently, nor do I pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of and subject to the foregoing, no facts have come to my attention that lead me to believe that the Registration Statement, as of its effective date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the financial statements and other financial or statistical data included or required to be included in the Registration Statement or Prospectus, as to which I express no opinion), or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and other financial or statistical data included or required to be included in the Registration Statement or Prospectus, as to which I express no opinion).

                  Whenever any opinion rendered herein is predicated as being based on my knowledge, this is intended to signify that, in the course of my employment as Vice President-Legal of HCA, no information has come to my attention which would cause me to conclude that there are facts relevant to such opinion which would require such opinion to be modified in any respect. Except to the extent expressly stated herein, I have not undertaken any independent investigation to determine the existence or absence of any such facts, and I have relied as to matters of fact upon the representations of HCA contained in the Registration Rights Agreement and the Master Agreement.

                  My opinions herein are based upon Requirements of Law (as defined in the Master Agreement) in effect on the date hereof. I neither express nor imply any opinion with respect to any Requirements of Law which may be enacted or adopted after the date hereof, and I undertake no duty to advise you of any changes in any Requirements of Law which may be enacted or adopted after the date hereof.

                  I am admitted to the practice of law only in the Commonwealth of Kentucky. Accordingly, the opinions expressed herein are limited to the federal laws and the laws of the Commonwealth of Kentucky and, to the extent necessary, the General Corporation Law of the State of Delaware, which is the state of incorporation of HCA. I wish to advise you, however, that my knowledge with respect to the General Corporation Law of the State of Delaware is derived solely from a reading of the statute without consideration of any judicial or administrative interpretation thereof and that I am not a member of the Delaware bar. No opinion is expressed with respect to any laws of any other jurisdictions or states or the effect of any such laws on the matters dealt with herein or the transactions contemplated by the Registration Rights Agreement.

                  This opinion is rendered solely to Canadian Investments LLC in connection with the transactions contemplated in the Registration Rights Agreement. This opinion may not be relied upon in any manner or for any purpose, or furnished or relied upon by any other person, without my prior written consent.

                                               Respectfully submitted,




                                               John M. Franck II
                                               Vice President-Legal